WESTPOINT STEVENS RECEIVABLES MASTER TRUST                  SETTLEMENT STATEMENT


Report Date                              15-Jan-98                     15-Jan-98
Preceding Report Date                    15-Dec-97                      12:59 PM
Prepared by                            Linda Lauderdale

----------------------------------------------------------------------------------------------------------------------------------
A.  MONTHLY RECEIVABLES ACTIVITY
1.     BEGINNING MONTHLY RECEIVABLES BALANCE
                                                                          HOME FASHIONS         ALAMAC              TOTAL
                                                                          -------------         ------              -----
                                                                                                                240,041,036.86
2.     Plus:  Invoices                                                   126,444,698.69             0.00        126,444,698.69

3.     Less:  Cash Collections                                                                                 (132,901,160.08)

4a.    Less:  Cash Discounts                                                (209,785.77)          674.16           (209,111.61)
4b.    Less:  Returns & Allowances                                        (3,471,069.00)            0.00         (3,471,069.00)
4c.    Less:  Other Credits                                                 (191,025.70)      (25,485.28)          (216,510.98)
              ------------------------------                             --------------       ----------       ---------------
4d.           Total Dilution                                              (3,871,880.47)      (24,811.12)        (3,896,691.59)

5.     Less:  Advertising Credits                                         (5,680,344.83)            0.00         (5,680,344.83)

6.     Less:  Net Write-Offs                                                   4,958.31             0.00              4,958.31

7.     Less:  Miscellaneous                                                                                         536,917.59
                                                                                                               ---------------

8.     ENDING MONTHLY RECEIVABLES BALANCE                                                                       224,549,414.95
                                                                                                               ===============
----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
B.  TURNOVER DAYS

1.     Turnover Days  =   ( a  +  b )  /  2   x   ( 30  /  c )
                                                                                HOME FASHIONS           ALAMAC
                                                                                -------------           ------
 (a).  Aggregate Receivables Balance as of beginning of immediately preceding    238,360,512.56       1,680,524.30
          Calculation Period
 (b).  Aggregate Receivables Balance as of most recent Cut-Off Date              223,428,028.13       1,121,386.82
 (c).  Aggregate Receivables generated during preceding Calculation Period       126,444,698.69               0.00
           (see A.2)
                                                                                 --------------       ------------
2.     TURNOVER DAYS (TD)                                                                 54.80             N/A
                                                                                 --------------       ------------

                                                                                                      ------------
3.     COMBINED TURNOVER DAYS                                                                                54.80
                                                                                                      ------------


----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
C.  INVESTOR CERTIFICATES AND  PURCHASED INTERESTS
1.     INVESTOR INVESTED AMOUNT (AS OF MOST RECENT CUT-OFF DATE):            3.  INVESTOR INVESTED AMOUNT ON THE DATE OF
                                                                                 ISSUANCE (SERIES 1994-1 CERTIFICATES) :
       Investor Revolving Certificates                    0.00
       Class A Fixed Principal Certificates     115,000,000.00                   Class A Fixed Principal Certificates 115,000,000.00
       Class B Fixed Principal Certificates      18,000,000.00                   Class B Fixed Principal Certificates  18,000,000.00
       Purchased Interests                                0.00
       -------------------                    ----------------                                                      ----------------
       Investor Invested Amount                 133,000,000.00                   Investor Invested Amount             133,000,000.00
                                              ================                                                      ================

2.     INTEREST RATES (AS OF MOST RECENT CUT-OFF DATE):                      4.  AMOUNT ON DEPOSIT IN PRINCIPLE FUNDING ACCOUNT
                                                                                  (AS OF MOST RECENT CUT-OFF DATE):
       Investor Revolv. Cert.                             0.00%
       Class A Fixed Principal Certificates               6.40%                  Principle Funding Account Balance              0.00
                                                                                                                    ================
       Class B Fixed Principal Certificates               6.70%
       Purchased Interests                                0.00%              5.  WPS REVOLVING CERTIFICATE AMOUNT
       -------------------                    ----------------                    (AS OF MOST RECENT CUT-OFF DATE):
       Weighted Avg. Interest Rate                        6.44%
                                              ================                    WPS Revolving Certificate Amount              0.00
                                                                                                                    ================

WESTPOINT STEVENS RECEIVABLES MASTER TRUST                  SETTLEMENT STATEMENT


Report Date                              15-Jan-98                     15-Jan-98
Preceding Report Date                    15-Dec-97                      12:59 PM

Prepared by                            Linda Lauderdale

                                                                          Page 2

-----------------------------------------------------------------------------------------------------------------------------------
D.  LOSS RESERVE RATIOS

I. CLASS B
----------
   Loss Reserve Ratio =   2.0    x     a     x    ( b  /  c )    x     d
   where:
   (a) highest 3-mon. average over the past 12 months of the "Aged
       Receivables Ratio" ending on most recent Cut-Off Date   (see Schedule A)                                              0.42%
   (b) sum of total Receivables generated over past 4 months  (see Schedule A)                                     570,849,167.66
   (c) Balance of Eligible Receivables at most recent Cut-Off Date
         (see Daily Report for most recent Cut-Off Date)                                                           193,473,067.60
   (d) "Payment Term Variable"   (see below)                                                                                1.000

       Payment Term Variable, calculated with respect to each division, shall equal (a) 1.0, if the weighted average payment terms for the Receivables
       (calculated as of the most recent Cut-Off Date) are less than or equal to 39 days, (b) 1.08, if such weighted average payment terms are 40 to 44 days, (c) 1.125, if such weighted average payment terms are 45 to 49 days, (d) 1.25, if such weighted average payment terms are 50 to 59 days, and (e) 1.375 if the weighted average payment terms are 60 to 69 days. (also see Definitions.)

                                                                                                                   --------------
1. LOSS RESERVE RATIO   (Class B only)                                                                                       2.48%
                                                                                                                   --------------


II  CLASS A
-----------

   Loss Reserve Ratio =   2.5    x     a     x    ( b  /  c )    x     d
   where: (a), (b), (c) and (d) are defined and provided above.

                                                                                                                   --------------
2. LOSS RESERVE RATIO   (Class A only)                                                                                       3.10%
                                                                                                                   --------------
----------------------------------------------------------------------------------------------------------------------------------
E. DILUTION RESERVE RATIOS

I. CLASS B
----------

   Dilution Reserve Ratio = [  (   2.0   x    a  )     +     ( (   b   -   a   )     x    (  b    /   a  ) )   ]   x     ( c  /  d )

   (a) average of "Dilution Ratios" over the past 12 months  (see Schedule B)                                                2.56%
   (b) highest 2-month  "Dilution Ratio" over the past 12 months  (see Schedule B)                                           3.06%
   (c) total sales over the past 2 months  (see Schedule B)                                                        259,623,085.00
   (d) Balance of  Eligible Receivables at most recent Cut-Off Date (see D.1(c))                                   193,473,067.60


                                                                                                                   --------------
1. DILUTION RESERVE RATIO  (Class B only)                                                                                    7.67%
                                                                                                                   --------------


II  CLASS A
-----------

   Dilution Reserve Ratio = [  (   2.5   x    a  )     +     ( (   b   -   a   )     x    (  b    /   a  ) )   ]   x     ( c  /  d )
   where: (a), (b), (c) and (d) are defined and provided above.


                                                                                                                   --------------
2. DILUTION RESERVE RATIO  (Class A only)                                                                                    9.39%
                                                                                                                   --------------


WESTPOINT STEVENS RECEIVABLES MASTER TRUST                  SETTLEMENT STATEMENT


Report Date                              15-Jan-98                     15-Jan-98
Preceding Report Date                    15-Dec-97                      12:59 PM

Prepared by                            Linda Lauderdale

                                                                          Page 3

---------------------------------------------------------------------------------------------------------------------
F. APPLICABLE RESERVE RATIO

1.  Minimum Required Reserve Ratio                                                                       14.00%   (1)
2.  Sum of Required Reserve Ratios (for Class B):
        Loss Reserve Ratio  (see D.1)                                                                     2.48%
        Dilution Reserve Ratio  (see E.1)                                                                 7.67%
                                                                                                         10.15%   (2)

3.  10% plus the product of (i) and (ii) where:                                                          10.00%
    (i) average of "Dilution Ratios" over last 12 mos.    (see E.1(a))                                    2.56%
    multiplied by:
    (ii)Invoices generated over latest 2 months                       =     259,623,085.00 =
        ---------------------------------------                             --------------
        Unpaid Balance of Receivables                                       224,549,414.95                1.16
                                                                                              ----------------
                                                                                                         12.96%   (3)


4.  APPLICABLE RESERVE RATIO   *                                                                         14.00%

*  The Applicable Reserve Ratio shall equal the greater of (1) the Minimum
   Required Reserve Ratio, (2) the sum of the Required Reserve Ratios and (3) the factor calculated in F.3.


---------------------------------------------------------------------------------------------------------------------

G.  DISCOUNT RATE RESERVE
    ***  THE DISCOUNT RATE RESERVE IS CALCULATED IN EACH DAILY REPORT; HOWEVER, THE FOLLOWING
          INFORMATION IS USED IN THAT CALCULATION. ***

1.  Carrying Costs estimated to accrue over the next  Calculation Period                          1,198,000.00
    (excluding interest on the WPS Finco Note)


---------------------------------------------------------------------------------------------------------------------


H.  GENERAL INFORMATION

1.  Servicer's Fee for the most recent Calculation Period                                           391,330.28
                                                                                              ================


2.  Trustee's Fee for the most recent Calculation Period                                              1,416.67
                                                                                              ================


3. Accumulated amount paid to the Sellers for reinvestment in new Receivables
    during the revolving period for Series 1994-1 Certificates (inception to liquidation)     6,424,131,109.84

                                                                                              ================
---------------------------------------------------------------------------------------------------------------------

WESTPOINT STEVENS RECEIVABLES MASTER TRUST                  SETTLEMENT STATEMENT


Report Date                              15-Jan-98                     15-Jan-98
Preceding Report Date                    15-Dec-97                      12:59 PM

Prepared by                            Linda Lauderdale                   Page 4

--------------------------------------------------------------------------------

I.  LOSS TO LIQUIDATION RATIO

1.  Receivables (net of recoveries) that were written off as uncollectible
    (excluding write-offs of interest on past due Receivables) or converted into promissory notes:
    ----------------------------------------------------------------------------------------------
                                                                Home Fashions                  Alamac               Total
                                                                -------------                  ------               -----
        Preceding Calculation Period (see A.6)                       (4,958.31)                  0.00                (4,958.31)
        2nd Preceding Calculation Period                            596,637.76                 905.90               597,543.66
        3rd Preceding Calculation Period                            (12,721.97)            548,300.76               535,578.79

2.  Total Cash Collections
    ----------------------
        Preceding Calculation Period (see A.3)                  132,363,074.77             538,085.31           132,901,160.08
        2nd Preceding Calculation Period                        120,323,981.51           2,751,308.12           123,075,289.63
        3rd Preceding Calculation Period                        170,070,363.11          13,519,164.49           183,589,527.60

4.  Loss to Liquidation Ratio =      [ 3 months total of (1) ]   /   [ 3 months total of (2) ]

                                                                --------------          -------------           --------------
    LOSS TO LIQUIDATION RATIO  =                                          0.14%                  3.27%                    0.26%
                                                                --------------          -------------           --------------

--------------------------------------------------------------------------------

J.  LIQUIDATION EVENTS and PAYOUT EVENTS
                                                                                                        Number of
1.  Portfolio-Based Liquidation Events (see 9.01 of PSA):                                             Business Days     Triggered?
                                                                                                      -------------     ----------
 A. The calculated amount of (i) the difference of (a) sum of the Certificate Calculation Amount                  5.00      NO
    plus PI Calculation Amount, and (b) the amount of funds then on deposit in the Equalization Account exceeds (ii) the Base Amount


2.  Portfolio-Based Payout Events (see Series Supplements):                                        Trigger Percentage
                                                                                                   ------------------

 A. (Class A Reserves - funds in Special Reserve Acct)        >     Trigger Percentage     40%, if WestPoint Receivables make up
    ---------------------------------------------------                                      90% or more of Net Elig. Receivables
             Net Eligible Receivables                                                      35%, on any other day
                                                                                                                            NO
 B. For the last Business Day of any three consecutive Calculation Periods:

                     (Amt of funds in Equalization Acct and Set Aside Acct)        >   35%                  -----           NO
--------------------------------------------------------------------------------
      Eligible Receivables + (Amt of funds in Equalization Acct & Set-Aside Acct)




3.  Other Liquidation Events:

                         --------
        Triggered           NO
                         --------

        If yes, explain below.



4.  Servicer Defaults (see Section 10.01 of the Pooling and Servicing Agreement)

                         --------
        Triggered           NO
                         --------

        If yes, explain below.


--------------------------------------------------------------------------------
                                       8

WESTPOINT STEVENS RECEIVABLES MASTER TRUST                  SETTLEMENT STATEMENT


Report Date                              15-Jan-98                     15-Jan-98
Preceding Report Date                    15-Dec-97                      12:59 PM

Prepared by                            Linda Lauderdale                   Page 5

--------------------------------------------------------------------------------

K.  DISCOUNT RATE

1.  Discount Rate  =  12    x    a    /    b

(a) Carrying Costs accrued during the most recent Calculation Period          1,383,000.00
        (including WPS Finco Note interest)
(b) Aggregate Unpaid Balance of all Receivables as of the most recent
    Cut-off Date (see A.8)                                                  224,549,414.95
                                                                                     -----
2.  DISCOUNT RATE                                                                     7.39%
                                                                                     -----

---------------------------------------------------------------------------------------------------------------------------------

L.  PURCHASE PRICE PERCENTAGE            (See Section 2.2 of RPA)
                                                                              Home Fashions                            Alamac
                                                                              -------------                            ------
1.  Turnover Days (TD)   (see B.2)                                                   54.80                              N/A
    ------------------------------

2.  Profit Discount                                                                   0.20%                             N/A

3.  Purchase Discount Reserve Ratio  (PDRR)

    PDRR   ( TD / 360  x  Discount Rate )  +  Profit Discount   =                     1.32%                             N/A

4.  Loss to Liquidation Ratio  (LLR)     (see I.4)                                    0.14%                             N/A

5.  Purchase Price Percentage  (PPP)

    PPP 100% - (Purch. Disc. Res. Ratio + Loss to Liquid. Ratio)  =                  98.54%                             N/A
                                                                                    ------                              ---
6.  PURCHASE PRICE PERCENTAGE                                                        98.54%                             N/A
                                                                                    ------                              ---

---------------------------------------------------------------------------------------------------------------------------------


M.  DISTRIBUTION TO CERTIFICATEHOLDERS IN PRECEDING CALCULATION PERIOD

1.  Total amount distributed in the preceding Calculation Period               $ AMOUNT                             INTEREST RATE
                                                                               ---------                            -------------

        (A)   Class A Certificateholders                                        570,927.08                              N/A
        (B)   Class B Certificateholders                                         93,862.50                              N/A
        (C)   Investor Revolving Certificateholders (non-use fees not incl)           0.00                              N/A

2. Total amount allocable to Interest and Interest Rate

        (A)   Class A Certificateholders                                        570,927.08                           5.9575%
        (B)   Class B Certificateholders                                         93,862.50                           6.2575%
        (C)   Investor Revolving Certificateholders (non-use fees not incl)           0.00

3.  Total amount allocable to Principle

        (A)   Class A Certificateholders                                              0.00                              N/A
        (B)   Class B Certificateholders                                              0.00                              N/A
        (C)   Investor Revolving Certificateholders                                   0.00                              N/A


WESTPOINT STEVENS RECEIVABLES MASTER TRUST                  SETTLEMENT STATEMENT


Report Date                              15-Jan-98                     15-Jan-98
Preceding Report Date                    15-Dec-97                      12:59 PM

Prepared by                            Linda Lauderdale                   Page 6
--------------------------------------------------------------------------------

N.  DELINQUENT BALANCES INCLUDING % OF TOTAL RECEIVABLES AT END OF PRECEDING CALCULATION PERIOD
                                                                             Dollar Amount    Ending Rec Bal
                                                                             -------------    --------------

1.  Delinquent   1 -  30 days                                                11,548,545.85              5.14%
    Delinquent  31 -  60 days                                                 4,226,990.78              1.88%
    Delinquent  61 -  90 days                                                 1,029,625.10              0.46%
    Delinquent  91 - 120 days                                                   684,190.31              0.30%
    Delinquent  over  120 days                                                1,045,996.96              0.47%
                                                                             -------------    --------------
    Total Delinquent Balance                                                 18,535,349.00              8.25%

2.  Ending Monthly Receivables Balance  (see A.8)           224,549,414.95

------------------------------------------------------------------------------------------------------------

AGED RECEIVABLES RATIO                                                                  Schedule A


                                91  to
                               120 days
                               past due                         Sales
                              ----------                    --------------
Preceding Cut-Off             684,190.31                    126,444,698.69
2nd Prec. Cut-Off             540,931.25                    133,178,386.31
3rd Prec. Cut-Off             285,462.78                    160,258,207.12
4th Prec. Cut-Off             286,987.00                    150,967,875.54
5th Prec. Cut-Off             474,731.81                    150,145,930.54


Aged Receivables  Rec. 91 to 120 days past due as of Prec Calc  Pd
                  plus write-offs per Aged Receiv. Ratio definition*                =             684,190.31
                  --------------------------------------------------                          --------------
                  Sales in month 4 mos. prior                                                 150,145,930.54

                  -----
              =   0.46%
                  -----

*  see "Definitions" for further explanation

Aged Receivables Ratio:
-----------------------
Preceding Calculation Period (from above)                                                               0.46%
2nd Preceding Calculation Period (from preceding Settlement Statement)                                  0.32%
3rd Preceding Calculation Period (from 2nd preceding Settlement Statement)                              0.19%

Preceding month's 3-month average of Aged Receivables Ratio                                             0.32%
 2nd preceding month's  3-month average of Aged Receivables Ratio                                       0.25%
 3rd          "                                                                                         0.24%
 4th          "                                                                                         0.23%
 5th          "                                                                                         0.22%
 6th          "                                                                                         0.22%
 7th          "                                                                                         0.37%
 8th          "                                                                                         0.42%
 9th          "                                                                                         0.38%
 10th         "                                                                                         0.31%
 11th         "                                                                                         0.29%
 12th         "                                                                                         0.30%


                                                                                              --------------
HIGHEST 3-MONTH AVERAGE OVER PAST 12 MONTHS                                                             0.42%
                                                                                              --------------

WESTPOINT STEVENS RECEIVABLES MASTER TRUST                  SETTLEMENT STATEMENT


Report Date                              15-Jan-98                     15-Jan-98
Preceding Report Date                    15-Dec-97                      12:59 PM

Prepared by                            Linda Lauderdale                   Page 7
--------------------------------------------------------------------------------


DILUTION RATIO                                                        Schedule B

    Dilution Ratio =                     Total Dilution in Calculation Period
                                    ----------------------------------------------
                                      Sales in month two Calculation Periods prior                            2-mon. avg
                                                                                                                of the
                              Dilution                          Sales             Dilution Ratio            Dilution Ratio
                              --------                          -----             --------------            --------------
Preceding Cut-Off           3,896,691.59                    126,444,698.69              2.43%                    2.10%
2nd Prec. Cut-Off           2,654,391.99                    133,178,386.31              1.76%                    2.41%
3rd Prec. Cut-Off           4,593,206.29                    160,258,207.12              3.06%                    2.33%
4th Prec. Cut-Off           2,898,180.37                    150,967,875.54              1.70%                    1.92%
5th Prec. Cut-Off           3,267,532.30                    150,145,930.54              2.18%                    2.72%
6th Prec. Cut-Off           4,206,910.71                    170,918,590.57              3.36%                    2.70%
7th Prec. Cut-Off           3,555,794.19                    149,862,468.90              2.20%                    2.46%
8th Prec. Cut-Off           3,751,396.74                    125,339,056.79              2.79%                    2.94%
9th Prec. Cut-Off           4,023,258.04                    161,859,337.64              3.11%                    3.06%
10th Prec. Cut-Off          4,318,603.59                    134,657,634.52              3.02%                    2.90%
11th Prec. Cut-Off          3,435,369.48                    129,472,584.88              2.77%                    2.56%
12th Prec. Cut-Off          3,105,369.96                    143,210,309.77              2.36%                    2.06%
13th Prec. Cut-Off          3,366,316.15                    123,839,319.24
14th Prec. Cut-Off          2,575,683.11                    131,771,603.00
15th Prec. Cut-Off          3,450,695.00                    182,978,539.65
16th Prec. Cut-Off          2,445,581.77                    139,816,809.55

AVERAGE OVER PAST 12 MONTHS                                                             2.56%

HIGHEST 3-MONTH AVERAGE OVER PAST 12 MONTHS                                                                      3.06%

WESTPOINT STEVENS RECEIVABLES MASTER TRUST                  SETTLEMENT STATEMENT


Report Date                              15-Jan-98                     15-Jan-98
Preceding Report Date                    15-Dec-97                      12:59 PM

Prepared by                            Linda Lauderdale                   Page 8
--------------------------------------------------------------------------------

AVAILABLE SUBORDINATION AMOUNT     (calculate during Liquidation Period                                                   Schedule C

A.  On Liquidation Commencement Date

1.  Unpaid Balance of Receivables held by the Trust at opening of next preceding Business Day                                 0.00
2.  Less: Certificate Calculation Amount as of next preceding Business Day                                                    0.00
3.  Less: PI Calculation Amount as of next preceding Business Day                                                             0.00
4.  Plus: Balance of deposit in Equalization Account at end of next preceding Business Day                                    0.00
5.  Less: Discount Rate Reserve as of next preceding Business Day                                                             0.00
                                                                                                                            ------
6.  AVAILABLE SUBORDINATION AMOUNT                                                                                            0.00



B.  On each Settlement Date after the Liquidation Commencement Date

1.  Available Subordination Amount as calculated on next preceding Settlement Date                                            0.00
2.  Less: Charge-off Amount (if positive) for most recently ended Calculation Period                                          0.00
3.  Plus: Net Recoveries (if positive) for most recently ended Calculation Period                                             0.00
                                                                                                                            ------
4. AVAILABLE SUBORDINATION AMOUNT                                                                                             0.00




------------------------------------------------------------------------------------------------------------------------------------

ALLOCABLE CHARGED-OFF AMOUNT    (calculate during Liquidation Period)                                                     Schedule D


A.  If Available Subordination Amount is greater than zero, the Allocable
       Charged-off Amount equals 0.

B. On the first Settlement Date on which the Available Subordination Amount is reduced to 0, Allocable Charged-off Amount equals (1) minus (2), if positive:

    1.  Charged-off Amount for most recently ended Calculation Period                                                         0.00
    2.  Available Subordination Amount as of next preceding Settlement Date                                                   0.00
                                                                                                                            ------
             Allocable Charged-off Amount                                                                                     0.00

C. On each subsequent Settlement Date, the Allocable Charged-off Amount equals the Charged-off Amount (if positive) for the most recently ended
    Calculation Period.


Allocation of Charged-off Amounts to Certificates and Purchased Interests, if such Allocable Charged-off Amounts are greater than zero:

First, to WPSF Revolving Certificate:
    1. WPSF Allocation Percentage                      0.00
    2. Allocable Charged-off Amount                    0.00
                                                      -----
    3. WPSF allocation (1) x (2)                            -------  >>                                                         0.00

Second, to the Investor Certificates and Purchased Interests:

       (i) to the Subordinated Classes and Subordinated Purchased Interests, in
           accordance to their respective Class Allocation Percentages, until their respective Class Invested Amounts and PI Invested Amounts have
           been reduced to 0                                                                                                    0.00

       (ii)to the Senior Classes and Senior Purchased Interests, in accordance to their respective Class Allocation Percentages, until their
           respective Class Invested Amounts have been reduced to 0.                                                            0.00

                                                                                                                              ------
                                                                                                                                0.00

WESTPOINT STEVENS RECEIVABLES MASTER TRUST                  SETTLEMENT STATEMENT


Report Date                              15-Jan-98                     15-Jan-98
Preceding Report Date                    15-Dec-97                      12:59 PM

Prepared by                            Linda Lauderdale                   Page 9
--------------------------------------------------------------------------------

NET RECOVERIES    (calculate during Liquidation Period)                                                              Schedule E


A. If Available Subordination Amount is greater than zero, the allocable Net
      Recoveries equals 0.

B. Allocation of Net Recoveries (if positive) shall be allocated among the various outstanding Classes of Investor Certificates outstanding Purchased
      Interests and the WPSF Revolving Certificate as follows:

First, to WPSF Revolving Certificate:
    1. WPSF Allocation Percentage                      0.00
    2. Total Net Recoveries                            0.00
                                                       ----
    3. WPSF allocation (1) x (2)                            -------  >>                                                      0.00

Second, to the Investor Certificates and Purchased Interests:

    (i)  to the Senior Classes and Senior Purchased Interests, in accordance to their respective Class Allocation            0.00
         Percentages, until all previous reductions to their respective Class Invested Amounts and PI Invested
         Amounts on account of Allocable Charged-Off Amounts have been reinstated

    (ii) to the Subordinated Classes and Subordinated Purchased Interests, in accordance to their respective Class           0.00
         Allocation Percentages, until all previous reductions to their respective Class Invested Amounts and PI
         Invested Amounts on account of Allocable Charged-Off Amounts have been reinstated
                                                                                                                     ------------
                                                                                                                             0.00

WESTPOINT STEVENS RECEIVABLES MASTER TRUST                  SETTLEMENT STATEMENT


Report Date                       15-Jan-98                           15-Jan-98
Preceding Report Date             15-Dec-97                           12:59 PM

Prepared by                    Linda Lauderdale


                      INFORMATION FOR SETTLEMENT STATEMENT

                                  JANUARY 1998


    G(1)ESTIMATED CARRYING COSTS TO ACCRUE:   12/28-1/31

    INTEREST: /360  # DAYS   INT RATE     CERT. AMOUNT                    CALC. INTEREST
                                                                          --------------
                360   23       5.9575%    115,000,000.00     12/28-1/19      437,710.76
                360   23       6.2575%     18,000,000.00     12/28-1/19       71,961.25
                360   12       6.3950%    115,000,000.00      1/20-1/31      245,141.67
                360   12       6.6950%     18,000,000.00      1/20-1/31       40,170.00
                360                                                                0.00
                360                                                                0.00
                360                                                                0.00
                360                                                                0.00
                                                                             ----------
                                                                             794,983.68


    NON-USE:  /360  # DAYS   INT RATE     UNUSED AMT.                       CALC. FEE
                                                                            ------------
               360   35        0.3000%     27,000,000.00   12/28-1/31          7,875.00
               360                                                                 0.00
               360                                                                 0.00
               360                                                                 0.00
               360                                                                 0.00
               360                                                                 0.00
               360                                                                 0.00
               360                                                                 0.00
                                                                            -----------
                                                                               7,875.00


    CURRENT MONTH SERVICE FEE:  (2% TIMES ENDING A/R BALANCE ON 1ST DAY OF PRECEDING CALC PERIOD
        DIVIDED BY 12)
                                             ENDING A/R                        CALC. FEE
                                           --------------                    ------------
              2.00%  12                    237,234,975.50 (12/01/97)           395,391.63

    TOTAL CARRYING COSTS TO ACCRUE: (INTEREST PLUS NON-USE FEE               ------------
        (ROUNDED TO 000)                 PLUS SERVICE FEE)                   1,198,000.00
                                                                             ------------


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



                      INFORMATION FOR SETTLEMENT STATEMENT

                                  JANUARY 1998

I(2).  CALCULATION OF THE SEPARATION OF CASH COLLECTIONS INTO HOME FASHIONS AND ALAMAC

                   H. FASHIONS         ALAMAC          TOTAL
                 --------------     ------------  ---------------
BEGINNING A/R    238,360,512.56     1,680,524.30   240,041,036.86
SALES            126,444,698.69             0.00   126,444,698.69
                --------------------------------
COLLECTIONS**   (132,363,074.77)     (538,085.31) (132,901,160.08)
                --------------------------------
DILUTION          (3,871,880.47)      (24,811.12)   (3,896,691.59)
ADVERTISING       (5,680,344.83)            0.00    (5,680,344.83)
WRITE-OFFS             4,958.31             0.00         4,958.31
MISC.*               533,158.64         3,758.95       536,917.59
-------------   ---------------     ------------  ---------------
ENDING A/R       223,428,028.13     1,121,386.82   224,549,414.95

                OK                  OK            OK

*   SPLIT BETWEEN  H. FASHIONS AND ALAMAC BASED ON BEGINNING A/R.

**  FORCE


K(1)(A).  CARRYING COSTS ACCRUED DURING CALCULATION PERIOD JUST ENDED:
          (SEE BACK-UP IN CLOSE WORKPAPERS & VICKIE'S FINCO INTEREST SCHEDULE)

         INTEREST                                      731,737.36
         NON-USE FEE                                     7,200.00
         SERVICE FEE                                   391,330.28
         FINCO NOTE INTEREST                           252,351.23
         -------------------                         ------------

                                                     ------------
         TOTAL (ROUNDED TO 000)                      1,383,000.00
                                                     ------------


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



                      A/R BALANCE BY TERMS TYPE                       @ 12/29/97

                                                  A/R AMOUNT
                     ---------------------------------------------------------------
DIVISION                 30 DAYS      60 DAYS          OTHER            TOTAL
--------             ---------------------------------------------------------------
ALAMAC                        41.30      305,425.67      815,919.85     1,121,386.82

% TO TOTAL                     0.00%          27.24%          72.76%


HOME FASHIONS        178,545,760.93   40,733,189.52    4,149,077.68   223,428,028.13

% TO TOTAL                    79.91%          18.23%           1.86%


TOTAL                178,545,802.23   41,038,615.19    4,964,997.53   224,549,414.95

% TO TOTAL                    79.51%          18.28%           2.21%


               WEIGHTED AVERAGE PAYMENT TERMS FOR THE RECEIVABLES

30 DAYS         % TO TOTAL FOR 30 DAYS PLUS OTHER TIMES 30                     24.52
60 DAYS         % TO TOTAL FOR 60 DAYS TIMES 60                                10.97
                                                                         -----------
TOTAL WEIGHTED AVERAGE PAYMENT TERMS                                           35.48
                                                                         ===========


                              ---------------------
                              PAYMENT TERM VARIABLE
                              ---------------------

IF TOTAL WEIGHTED AVERAGE PAYMENT TERMS IS < 40, USE 1.00                       1.00
IF TOTAL WEIGHTED AVERAGE PAYMENT TERMS IS >=40 AND <45, USE 1.08
IF TOTAL WEIGHTED AVERAGE PAYMENT TERMS IS >=45 AND <50, USE 1.125
IF TOTAL WEIGHTED AVERAGE PAYMENT TERMS IS >=50 AND <60, USE 1.25
IF TOTAL WEIGHTED AVERAGE PAYMENT TERMS IS >=60 AND <70, USE 1.375


            ACCOUNTS RECEIVABLE SUMMARY TRIAL BALANCE - AGED OVERDUE

                                                                   OVERDUE POSITION
                TOTAL      ----------------------------------------------------------------------------------------------
 DIVISION     RECEIVABLE       TOTAL       TO 30 DAYS     31 - 60 DAYS     61 - 90 DAYS    91 - 120 DAYS   OVER 120 DAYS
                           ----------------------------------------------------------------------------------------------
HOME FASH.  221,440,368.06 17,813,127.22  11,308,574.72     4,119,315.81      872,398.09       587,107.13      925,731.47
ALAMAC        1,121,386.82    246,084.81         481.96         3,139.05       71,584.75        81,147.16       89,731.89
CORPORATE     1,987,660.07    476,136.97     239,489.17       104,535.92       85,642.26        15,936.02       30,533.60
            -------------------------------------------------------------------------------------------------------------

            -------------------------------------------------------------------------------------------------------------
TOTAL       224,549,414.95 18,535,349.00  11,548,545.85     4,226,990.78    1,029,625.10       684,190.31    1,045,996.96
            -------------------------------------------------------------------------------------------------------------



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